INCORPORATED UNDER THE LAWS OF
                             THE STATE OF NEW YORK
    NUMBER                                                       SHARES
---------------                                             ------------------
$
---------------                                             ------------------
                               SPATIALIGHT, INC.               COMMON STOCK
                                                              $.01 PAR VALUE

                                                             CUSIP 847248 10 1


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THIS CERTIFIES THAT





is the owner of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

  SpatiaLight, Inc. transferable on th books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of New York and to the Certificate of Incorporation and the By-laws of the Corporation as from time to time amended.
     This certficiate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, SpatiaLight, Inc. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officert of be hereunto affixed.

                              CERTIFICATE OF STOCK

Dated:

                                SPATIALIGHT, INC.
                                   CORPORATE
                                      SEAL
                                    NEW YORK
                                      1989
/s/ Sandra J. Harrison                                   /s/ Laurence Matteson
   ASSISTANT SECRETARY                                   CHAIRMAN OF THE BOARD


COUNTERSIGNE AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                         TRANSFER AGENT
                          AND REGISTRAR